Corporate Presentation November 2022 Exhibit 99.1

looking statements should be considered together with the risks and uncertainties that may affect our business or the business of IRISYS and future results presented herein along with those risks and uncertainties discussed in our filings with the Securities and Exchange Commission (the “SEC”) at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. We anticipate raising funds from real estate asset sales to reduce our outstanding debt principal. There are a number of risks and uncertainties that could impact real estate values and or our ability, if any, to successfully monetize the sale of any non-core real-estate assets including, but not limited to, market forces, economic conditions, revenue concentration, debt levels, geographic location, interest rates, results of engineering plans, geotechnical surveys, coverage density, physical characteristics of the land (e.g. rock, wetlands delineation, streams, powerlines, topography, zoning), ability to reach acceptable contractual terms and obtaining the required approvals and release(s) from our senior secured lender. Any historical or projected financial information contained in this presentation are not intended to be indicative of future financial results. The events and circumstances reflected in these forward-looking statements, may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Undue reliance should not be placed on the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors could emerge from time to time, and it is not possible for our management to predict all uncertainties that the Company may face. Non-GAAP Measures To supplement our financial results determined by U.S. generally accepted accounting principles (“GAAP”), we have included certain non-GAAP information for our business, including EBITDA, as adjusted. We believe this non-GAAP financial measure is helpful in understanding our business as it is useful to investors in allowing for greater transparency of supplemental information used by management. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results. Please see the “Reconciliation of GAAP to Non-GAAP Financial Measures” at the end of this presentation for a reconciliation of non-GAAP adjusted EBITDA to its most directly comparable GAAP measure. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, relate to the Company’s growth drivers and expected levels of our organic growth; synergies and value creation potential created by our acquisition of IRISYS, LLC (“IRISYS”) (the “Acquisition”); the impact of our investment in development and commercial initiatives; our strategic plans with respect to real estate transactions, debt repayment and contract renegotiations; financial guidance, including timing of revenues and EBITDA; our ability to manage costs and to achieve our financial goals; our ability to operate under increased leverage and associated lending covenants; our ability to pay our debt under our credit agreement and to maintain relationships with CDMO commercial partners and develop additional commercial and development partnerships. The words "anticipate", "believe", "could", "estimate", “upcoming”, "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases may be used to identify forward-looking statements in this presentation. The forward-looking statements in this presentation are only predictions. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations, and the forward-looking statements contained herein could ultimately prove to be incorrect. Factors that could cause our actual outcomes to differ materially from those expressed in or underlying these forward-looking statements include the risk that the purchase and sale transaction or debt refinancing may not be completed in a timely manner or at all; the effect of the announcement of the transactions on the company’s business relationships, operating results and business generally; risks that the results of the combination of IRISYS’ business with the company's business may not be as anticipated, risks and uncertainties associated with the ongoing economic and social consequences of the COVID-19 pandemic, inflation and global instability, including political instability, including any adverse impact on customer ordering patterns or inventory rebalancing or disruption in raw materials or supply chain; demand for our services, which depends in part on customers’ research and development and the clinical plans and market success of their products; customers' changing inventory requirements and manufacturing plans; customers’ and prospective customers’ decisions to move forward with our manufacturing services; the average profitability, or mix, of the products we manufacture; our ability to enhance existing or introduce new services in a timely manner; fluctuations in the costs, availability, and suitability of the components of the products we manufacture, including active pharmaceutical ingredients, excipients, purchased components and raw materials, or our customers facing increasing or new competition. These forward- Forward Looking Statements

Investment Highlights Re-Organized, Rebranded Company Poised for Growth and Diversification Success State-of-the-Art, Newly Upgraded Facilities, Available Capacity 30+ Years of Successful Commercial Manufacturing for Multiple Global Customers Solid Base of Development and Commercial Customers Highly Experienced Management Team and Talented Workforce to Drive Future Growth Strong Regulatory Track Record Spanning Multiple Countries and Agencies NDA Ownership and Profit-Sharing Structure for Certain Drug Assets End-to-End Capabilities with Unique Expertise Solving a Wide Array of Complex Dosage Formulation & Development Challenges 3

Societal is a Leading CDMO with a Wide Array of Dosage Form Capabilities DEA-regulated and high potency compounds Regulatory guidance and support from concept through commercial Flexible-scale clinical and commercial manufacturing and packaging Simple to complex formulation approaches Modified Release (MR) technology Phase-appropriate analytical approaches LIPOSOMES AND NANO/ MICRO-PARTICLES PELLET/ POWDER/LIQUID FILLED CAPSULES ORAL LIQUIDS TABLETS OPHTHALMIC DROPPERS STERILE INJECTABLES TOPICALS Manufacturing Development 4

14 CDMO Market Tailwinds Remain Strong Despite Current Market Conditions Drug Candidates by Therapeutic Compound(3) Total % Outsourced(2) 28.8% 29.6% 30.4% 31.3% 32.2% 33.7% 35.7% Continued outsourced penetration as biotech and pharma sponsors recognize the value of CDMO services 6.6% 6.4% 6.1% 8.1% 2015-2021 CAGR Large and Growing CDMO Market(1) Source: William Blair Equity Research. Drug product outsourced market. Source: QuintilesIMS / IQVIA Societal’s market focus is ~50% of total CDMO market Development Phase Small Oligos Large ADCs Others Total Phase 1 1,458 66 1,076 47 459 3,106 Phase 2 1,560 83 1,057 29 496 3,225 Phase 3 506 21 355 6 114 1,002 Registration 203 4 119 -- 70 396 Launched 2,114 12 1,182 6 550 3,864 Total 5,841 186 3,789 88 1,689 11,593 5

Summary: Elements of 1-3 Year Strategic Plan The Company’s Strategic Plan is broken into five categories, each with three sub-categories: Market Segmentation & Corporate Identity Differentiated Sales Strategies Geographical Advantage Improved Brand and Identity Capabilities Optimization & Expansion Existing Capabilities Organizational Structure Expanded Capabilities Client Experience & Trust Client Experience Trusted, Phase Appropriate Quality System Regulatory Advantage Employee Experience & Culture Inspiring Culture Supportive Environment Employee Branding Financial Strength Debt Reduction / Restructure Cash Management Investor Relations

Executing on the Strategic Plan The Company has been delivering on each of the five categories as follows: Market Segmentation & Corporate Identity Capabilities Optimization & Expansion High potency suite generating revenues Injectables (vials) line, lyophilizer generating revenues Packaging/labeling contract(s) awarded, sales increasing Client Experience & Trust Multi-level contact approach with clients generating deeper relationships New sales and proposal writing processes well-received by client base Employee Experience & Culture Created unified set of cultural values New employee appreciation and recognition programs In-house talent acquisition, desirable culture resulting in successful recruiting wins Financial Strength Progress toward reducing debt by ~50%, resulting in significant cash savings Frequent, transparent and meaningful interactions with investors Good momentum with growing sales pipeline More focused management of legacy programs Successful company rebranding

Market Segmentation Differentiated Sales Strategies: Deploy unique sales and marketing strategies based on each market segment we are serving: 8 Legacy oral solid dose products including those with profit sharing economics (e.g. Verapamil, Ritalin). Commercial OSD CDMO. Tech transfer and Second Source opportunities, which generally could be: 1) Branded, commercial oral solid dose products being on-shored to the US or for which Societal can serve as a second source provider. 2) Oral solid dose late life cycle and generic products which can be manufactured profitably due to their complexity or volumes and/or occupy currently idle capacity. Legacy Products. Legacy Products Early Development CDMO. Commercial OSD CDMO Novel, innovator-developed small molecule products of multiple dosage forms. Early Development CDMO.

Branded Commercial Product Tech Transfer Exclusive U.S. based Manufacturer Long term Contractual Master Services & Supply Agreement Annual minimum purchase requirements Expanding Base of Commercial Customers End-to-end solutions for customers from early-stage development to scaled commercial production Verapamil PM/Verelan™ SR/PM Societal owns NDA and DMF In event of termination Societal can switch distributors within a few months Branded & authorized generic sustained release capsules Complex formulation and manufacturing – proprietary know-how Exclusive sole supplier Mature single player market Verapamil SR Societal owns NDA and DMF Authorized generic sustained release capsules, including an exclusive dosage form Complex formulation and manufacturing–proprietary ‘know-how’ Exclusive sole supplier Mature two player market – Teva maintains ~70% market share Ritalin LA ™/Focalin XR Societal owns DMF Branded & authorized generic sustained release capsules – sold US/OUS Complex formulation and manufacturing Exclusive sole supplier Mature multi-player market Regulatory & tech transfer risk and cost given Societal quality track record and lifecycle of product Donnatal® Elixir and Tablets Exclusive sole supplier, 5yr agreement through beginning of 2025 4 API’s and multi-step manufacturing process Annual minimum purchase requirements 9 Societal Commercial Customers Strong commercial customer base stabilizes business and minimizes fluctuations in revenues Long-term relationships (20+ years) with key commercial partners and fully contracted through 2023 at the earliest, 2025 at the far end Commercial customer forecasts (generally 12-to-24-month projections) with binding PO’s typically for first three months, provides demand visibility and helps optimize supply chain execution Tech Transfers in Process Unnamed Oral Solid Dose Tech Transfer & two development programs Ritalin® IR tablets

Sales by Product Life Cycle – 2018 Revenue Size of Icon Represents 2018 Revenue Value $1 million >$15 million $0.5 million Teva Novartis Clinical Color Key Shape Key Gainesville, GA Oral Solid Dose (OSD) Near Commercial Commercial Mature Commercial Supply Lannett Pernix For illustrative purposes only, information presented is not risk and probability adjusted, and the actual growth of the product may vary significantly. The graph does not assume new customer additions or clinical attrition. The information provided is illustrative only, the growth cycle may not be achieved and there is continued uncertainty relating to any guidance contained herein. There can be no assurance that such results will occur or that such results will be materially different from actual results.

Sales by Product Life Cycle – 2022 Est. Revenue (1) Size of Icon Represents 2022 Revenue Value $1 million >$15 million $0.5 million Not Risk Adj for Clinical Attrition Lannett Teva Novartis Advanz 4 P1 2 Pre-Clin 3 P1 9 P1 6 P1 Clinical 3 P2 Color Key Shape Key Gainesville, GA Sterile Injectable Oral Solid Dose (OSD) Other Dosage Form (ADF) San Diego, CA Near Commercial Commercial Mature Commercial Supply Represents new business projects which are signed as of November 2022 2 P2 For illustrative purposes only, information presented is not risk and probability adjusted, and the actual growth of the product may vary significantly. The graph does not assume new customer additions or clinical attrition. The information provided is illustrative only, the growth cycle may not be achieved and there is continued uncertainty relating to any guidance contained herein. There can be no assurance that such results will occur or that such results will be materially different from actual results. 3 Pre-Clin 4 Pre-Clin Note: Dotted out-lined shapes represent business signed in late 2022 which will result in minimal revenue in 2022. Therefore, the shape size does not represent actual value in 2022

Sales by Product Life Cycle – 2025 Est. Revenue (1) Size of Icon Represents 2025 Revenue Value $1 million >$15 million $0.5 million Not Risk Adj for Clinical Attrition Teva Novartis Advanz 4 P2 2 P1 3 P2 9 P2 Clinical Color Key Gainesville, GA Sterile Injectable Oral Solid Dose (OSD) Other Dosage Form (ADF) San Diego, CA Near Commercial Commercial Mature Commercial Supply 2 P3 Lannett Represents new business projects which are signed as of November 2022 For illustrative purposes only, information presented is not risk and probability adjusted, and the actual growth of the product may vary significantly. The graph does not assume new customer additions or clinical attrition. The information provided is illustrative only, the growth cycle may not be achieved and there is continued uncertainty relating to any guidance contained herein. There can be no assurance that such results will occur or that such results will be materially different from actual results. Shape Key 3 Pre-Clin 6 P2 4 P1 3 P3

Signed New Business Overview (1) Size of Icon Represents 2022 Revenue Value Pre/Early Development Phase 1 Phase 2 Phase 3/ Registration Tech Transfer 2 OSD 4 OSD 1 Sterile 1 OSD 1 OSD 1 OSD 1 OSD 3 OSD 6 Sterile 3 ADF 1 ADF 1 ADF 1 OSD 1 OSD 1 OSD 2 OSD 1 OSD 2 Sterile 9 ADF 1 ADF 3 OSD 1 ADF 2 Sterile Color Key Shape Key Gainesville, GA Sterile Injectable Oral Solid Dose (OSD) Other Dosage Form (ADF) San Diego, CA Commercial Supply Clinical Phase Near Commercial 21% 32% 18% 9% 20% % of Portfolio Value Represents new business projects which are signed as of November 2022 1 OSD 1 Sterile 1 Sterile 13 1 OSD 1 OSD 1 OSD 1 OSD 1 OSD 1 ADF 1 OSD 1 OSD 1 Sterile 1 OSD 1 Sterile 1 Sterile 1 Sterile 1 OSD Note: Dotted out-lined shapes represent business signed in late 2022 which will result in minimal revenue in 2022. Therefore, the shape size does not represent actual value in 2022

Revenue Trend by Type Societal As Reported Revenue Societal plus full year IriSys for ‘20 & ‘21 147% ~100%-135% 2%-5% 3% 2%-5% 5% 93%:7% 84%:16% 70%:30% 81%:19% 78%:22% 70%:30% Comm. Rev $ to Dev Rev $ 13% 20%-26% 5% 8% -14% ~30%-50% 0% Because commercial revenue is approximately 70% of total revenue, to achieve mid to high single digit growth rates, our development revenue is growing at a much higher rate.

State-of-the-Art Facilities Societal™ CDMO – Gould Facility Located in Gainesville, GA Size: 24,000 ft2 ~30 FTEs Opened 2018 Current capacity (single shift): ~30-40% Leased through 2025 with renewal options Located in Gainesville, GA Size: 97,000 ft2 on ~150 acres ~170 FTEs Opened ~1985 Current capacity (single shift): ~50% Facility and site fully owned Chestnut performs development and cGMP (pre-commercial) development manufacturing “work before tech transfer to Gould site. High potency commercial production remains at Chestnut Significant experience transitioning projects from late-phase development to robust, long-term commercial production Societal™ CDMO – Chestnut Facility Societal™ CDMO – San Diego Located in San Diego, CA Size: 24,500 ft2 ~65 FTEs Opened 2014 Current capacity (single shift): ~30-40%(1) State of the art facility, FDA and FDB (CA) inspected San Diego performs development work, focusing on Advanced Dosage Forms – Development Services (aseptic fill / finish, inhalation, etc.) Commercial Development California is the #1 state for life sciences VC investment(2) Excludes new vial filler and lyophilizer services. Source: California Life Science Association and PWC’s California Life Sciences Report 2020. 15

$49M senior debt reduction Expected completion Q4 2022 Under contract 2nd half 2023 Societal Near Term, Non-Dilutive Action Plan to Strengthen Financial Position $2.8M annual cash savings Modification of Lannett agreement Debt reduction Annual cash savings Reiterated full year guidance Lower debt leverage ratio Improved EBITDA Improved portfolio diversity Strengthened balance sheet Strengthened income statement Refinancing of Athyrium debt Continued organic growth (ongoing) Expected completion Q4 2022 Under contract 2nd half 2023 (1) (1) $1.6M Annual cash savings amount is net of lease payments of $3.5M & based on rates as of November 2022. (2) (2) $10.1M includes $3.5M of lease payments. + Lease payments $ $

Full year 2022 forecasted financial results Maintaining previous guidance Revenue: $90 to $95 million, an increase of 20% - 26% from prior year Net loss: $(11.6) to $(9.6) million EBITDA, as adjusted: $16 to $18 million Financial Highlights Revenue and cash flow positive contract development and manufacturing (CDMO) business Q3 2022 financial results Revenues were $21.6 million, an increase of 19% from Q3 2021. EBITDA, as adjusted, was $4.8 million, down $0.5 million from Q3 2021. Lower sales of Verapamil PM by our marketing partner, Lannett caused most of the negative impact. Other highlights Entered into Real Estate Sales and Purchase Agreement Expected to Generate Proceeds of More than $9 Million Signed Highest Number of New Business Agreements for any Quarter in Company’s CDMO History Executed Favorable Amendment to Agreement with Lannett; Provides Improved Overall Economics to Societal EBITDA, as adjusted is a non-GAAP financial measure. See reconciliation on final slide of presentation.

Reconciliation of Non-GAAP Financial Measures (unaudited) To supplement the company’s financial results determined by U.S. generally accepted accounting principles (“GAAP”), the company has disclosed in the tables below the following non-GAAP information about EBITDA, as adjusted. EBITDA, as adjusted, is net income or loss as determined under GAAP excluding interest, depreciation, amortization, non-cash stock-based compensation, charges related to reductions in force and costs related to the acquisition and integration of IriSys, as well as the impact of Accounting Standards Update 2014-09 in order to remove the impact of the timing of revenue recognized from profit-sharing arrangements upon transfer of control of the product, which more closely aligns revenue with expected cash receipt. The company believes that non-GAAP financial measures are helpful in understanding its business as it is useful to investors in allowing for greater transparency of supplemental information used by management. EBITDA, as adjusted, is used by investors, as well as management in assessing the company’s performance. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results. Further, Non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared. To exclude the impact of Accounting Standards Update 2014-09, "Revenue Recognition," related to non-cash changes in its contract asset. Costs related to the acquisition and integration of IriSys. In October 2020, the company submitted a forgiveness application for its note under the Paycheck Protection Program of the Coronavirus Aid, Relief and Economic Security Act of 2020. In June 2021, the note and all accrued interest thereon was forgiven. Upon receiving the decision, the company recorded a gain on extinguishment of debt for the forgiveness of principal and accrued interest. Q3 2022 results: Full year 2022 guidance vs. 2021:   Three months ended September 30,   (amounts in millions) 2022     2021   Net (loss) income (GAAP) $ (3.3)   $ (3.5) Interest expense   3.5       3.8   Depreciation   1.9       1.8   Amortization of intangible assets   0.3       0.1   Stock-based compensation   1.2       1.3   Revenue recognition (a)   1.0     0.5   Deal and integration costs (b) 0.2 1.3 EBITDA, as adjusted $ 4.8     $ 5.4     Year ending / ended December 31,   (amounts in millions) 2022     2021   Net loss (GAAP) $ (11.6) – (9.6)   $ (11.4) Interest expense   15.0       15.2   Depreciation   7.5       6.5   Amortization of intangible assets   0.9       1.0   Stock-based compensation   5.4       6.5   Revenue recognition (a)   (1.7)     (0.1)  Deal and integration costs (b)   0.6       2.3   Gain on extinguishment of debt (c) — (3.4) EBITDA, as adjusted $ 16.0 - 18.0     $ 16.6